SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: May 15, 2005

                           LIFELINE THERAPEUTICS, INC.
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             (Exact name of registrant as specified in its charter)

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            Colorado                    000-30489               84-1097796
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 State or other jurisdiction of      Commission file           IRS Employer
         incorporation                  number            Identification Number
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                    6400 South Fiddler's Green Circle, Suite
                            1750, Englewood, CO 80111
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             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (720) 488-1711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Daniel W. Streets resigned as the secretary, treasurer, and chief financial officer and as a director of Lifeline Therapeutics, Inc. and its wholly-owned subsidiary, Lifeline Nutraceuticals Corporation on May 15, 2005. Lifeline has provided Mr. Streets a copy of such disclosure. Mr. Streets states that he does not intend to disagree with the statement above to be made by Lifeline concerning his resignation.

Lifeline appointed Paul R. Myhill as its chief financial officer. Mr. Myhill, who is a director and vice president of Lifeline, was also appointed director of public relations and secretary.

Effective May 16, 2005, William Kutney, C.P.A. was appointed treasurer and assistant secretary of Lifeline. From 1998 until just prior to joining Lifeline, Mr. Kutney served as the Vice President-Controller and CFO of ISI Commercial Refrigeration ("ISI"). His tenure at ISI included preparing the company for sale to a private investment company and the harmonious transition from both former ownership and the replacement of a retiring CEO. From 1993 to 1998, Mr. Kutney was the Controller of Investment Resource Management, L.P., a wholly owned subsidiary of Safety Kleen, Inc. He also spent five years at KPMG Peat Marwick's Audit Department in Dallas.

Effective May 13, 2005, James J. Krejci was appointed to the Executive Committee of the board of directors of Lifeline Therapeutics. The other members of the Executive Committee are Javier W. Baz, H. Leigh Severance, and William J. Driscoll.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2005

                                   LIFELINE THERAPEUTICS, INC.

                                   By: /s/ William J. Driscoll
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                                       William J. Driscoll, CEO/President